UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2007

Consolidated Graphics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-12631	76-0190827
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5858 Westheimer, Suite 200, Houston, Texas		77057
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-787-0977

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the "Company") under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference. On August 1, 2007 the Company held a conference call to discuss its fiscal 2008 first quarter results. A copy of the transcript of management’s prepared remarks for the conference call is attached hereto as Exhibit 99.1.

An archive of the conference call, as well as all of the Company’s filings with the SEC, can be accessed at www.cgx.com under the Investor Relations page. The attached transcript may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements. The attached transcript may also include references to certain non-GAAP financial measures. Management’s opinion regarding the usefulness of such measures, together with a reconciliation of such measures to the most directly comparable GAAP measures, are included in the Company’s earlier filing today on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS

The following exhibit is filed herewith:

99.1 Transcript of management’s prepared remarks for a conference call held by the Company on August 1, 2007 to discuss the Company’s fiscal 2008 first quarter results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Graphics, Inc.

August 1, 2007	By:	Joe R. Davis

Name: Joe R. Davis
Title: Chief Executive Officer and Principal Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of management's prepared remarks for a conference call held by the Company on August 1, 2007 to discuss the Company's fiscal 2008 first quarter results.